                                                                    Exhibit 10.4

                              buyingedge.com inc.



                               Series A Preferred

                           Stock Purchase Agreement

                         Dated as of  August 12, 1999
                              buyingedge.com inc.

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of August 12, 1999, by and between buyingedge.com inc., a Connecticut corporation, with headquarters at One Corporate Drive, Suite 400, Shelton, CT 06484 (the "Company"), and each of the investors listed on
Schedule 1.2 hereto (as such Schedule may be updated from time to time)
------------
(collectively, the "Purchasers"). In consideration of mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

     1.   Authorization and Sale of the Shares.
          ------------------------------------

          1.1  Authorization; Filing of Restated Articles of Incorporation.  On
               -----------------------------------------------------------
or prior to the Closing (as defined below), the Company shall have authorized the issuance and sale at the Closing (as defined below) pursuant to the terms and conditions hereof of up to 5,319,149 shares of its Series A Preferred Stock (the "Preferred Shares"), having the rights, restrictions, privileges and preferences as set forth in the form of the Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") attached hereto as Exhibit A. The Company shall adopt and file the Restated Certificate with the
---------
Secretary of State of Connecticut on or before the Closing.

          1.2  Sale and Issuance of the Preferred Shares.  Subject to the terms
               -----------------------------------------
and conditions hereof, at the Closing the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company the number of Preferred Shares set forth opposite such Purchaser's name on Schedule 1.2
                                                             ------------
attached hereto for a consideration of $1.88 per share (the "Purchase Price").

     2.   Closing; Delivery.
          -----------------

          2.1  Closing Date.  The closing (the "Closing") of the purchase and
               ------------
sale of the Preferred Shares to the Purchasers shall take place at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301 at 10:00 a.m. on August 12, 1999, or at such other time and place as the Company and the Purchasers may agree. The date of the Closing shall be referred to as the "Closing Date."

          2.2  Delivery.  Subject to the terms of this Agreement, at the
               --------
Closing, the Company shall deliver to each of the Purchasers a certificate (or certificates) registered in such Purchaser's name representing the number of Preferred Shares purchased against payment of the Purchase Price therefor by check payable to the Company, wire transfer per the Company's instructions or any combination of the foregoing payable to the Company.

          2.3  Use of Proceeds.  The Company shall use the proceeds upon the
               ---------------
sale of the Preferred Shares for working capital purposes. All outstanding stockholder debt and deferred compensation will be converted into equity, and hence considered paid-in capital, prior to the

Closing except for the liabilities and obligations set forth on Schedule 2.3.

     3.   Representations and Warranties of the Company.  In order to induce
          ---------------------------------------------
the Purchasers to purchase the Preferred Shares, the Company makes the following representations and warranties which are true, correct and complete in all respects on the date hereof and shall be true, correct and complete in all respects as of the Closing, subject to the exceptions set forth on the Disclosure Schedule attached hereto as Exhibit B (the "Disclosure Schedule").
                                       ---------

          3.1  Organization, Good Standing and Power.  The Company is a
               -------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and has all requisite corporate power and authority to own its properties and to carry on its business as currently conducted. The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction where the failure to do so would constitute a Material Adverse Change (as defined in Section 3.6 below).

          3.2  Authorization.  The Company has all necessary corporate power and
               -------------
has taken or will take prior to the Closing all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement, the Rights Agreement (the "Rights Agreement") referred to in Section 5.1 and the Right of First Refusal Agreement (the "Right of First Refusal Agreement") referred to in Section 5.1 (collectively, the "Related Agreements") and any other agreements or instruments to be executed by the Company in connection herewith or therewith and the consummation of the transactions contemplated herein or therein, and for the due authorization, issuance and delivery of the Preferred Shares. The issuance of the Preferred Shares does not require any further corporate action and is not and will not, except as provided in the Related Agreements, be subject to any preemptive right, right of first refusal or the like. This Agreement, the Related Agreements and the other agreements and instruments to be executed by the Company in connection herewith or therewith will each, when executed by the Company, be a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors, (ii) rules of law governing specific performance, injunctive relief or other equitable remedies (whether considered in a proceeding at law or in equity) or
(iii) indemnification provisions to the extent limited by statutes, judicial decisions or public policy considerations.

          3.3  Government Approvals.  No consent, approval, license or
               --------------------
authorization of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of the Company in connection with the execution, delivery and performance by the Company of this Agreement, any of the Related Agreements and any other agreements or instruments executed by the Company in connection herewith or therewith, or in connection with the issuance of the Preferred Shares the failure of which would cause a Material Adverse Change except for (i) those which have already been made or granted, (ii) those required to be made pursuant to (a) Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "Law"), or (b) the securities laws of any other state in which the Preferred Shares will be issued or sold hereunder and (iii) any applicable state securities commissions as specifically provided for in the Rights Agreement described in Section 5.1(f).

          3.4  Capitalization.  The authorized capital stock of the Company as
               --------------
of the Closing Date is Twenty Million (20,000,000) shares of Common Stock and Five Million Five Hundred Thousand (5,500,000) shares of Preferred Stock, of which Five Million Five Hundred Thousand (5,500,000) have been designated Series A Preferred Stock (the "Series A Shares"). There are issued and outstanding 8,500,000 shares of the Company's Common Stock, and no Series A Shares immediately prior to the Closing. The holders of record of the currently issued and outstanding shares of Common Stock immediately prior to the Closing are as set forth in Section 3.4 of the Disclosure Schedule. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth in the Related Agreements and in Section 3.4 of the Disclosure Schedule, there are no other outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock (and a list of holders of such outstanding rights, options, warrants, conversion rights and agreements for the purchase or acquisition from the Company of any shares of its capital stock is set forth in Section 3.4 of the Disclosure Schedule), except that the Company has (i) reserved 4,816,183 shares of its Common Stock for issuance under the Company's 1999 Stock Option Plan to its employees, consultants, directors or officers, of which options to purchase 1,555,000 shares of Common Stock are issued and outstanding, and (ii) reserved 5,319,149 shares of its Common Stock for issuance upon conversion of the Series A Shares into Common Stock of the Company. Except as set forth in Section 3.4 of the Disclosure Schedule, the Company is not a party or subject to any agreement or understanding between any persons or entities which affects or relates to the voting or giving of written consents with respect to any securities or by any director of the Company, except as provided for in the Related Agreements.

          3.5  Subsidiaries.  The Company has neither any subsidiaries nor any
               ------------
joint-venture relationships nor any investment or other equity or equity-like interest in, or any outstanding loan or advance to or from, any person, for the liabilities and obligations set forth on Schedule 2.3 and including, without limitation, any officer, director or shareholder of the Company except for the liabilities and obligations set forth on Schedule 2.3 and travel, meal and similar reimbursement obligations created in the ordinary course of business.

          3.6  Financial Information.  The Company has attached hereto as
               ---------------------
Schedule 3.6 to the Disclosure Schedule the unaudited financial statements of
------------
the Company for the period commencing on May 25, 1999 and ended July 31, 1999 (the "Unaudited Financial Statements"). The Unaudited Financial Statements are in accordance with the books and records of the Company and present fairly in accordance with generally accepted accounting principles, the financial condition and results of operations of the Company as of the dates and for the periods shown, subject to year end adjustments which will not be material, and subject to the absence of footnotes otherwise required. The Company has no liability, contingent or otherwise, that is not adequately reflected in or reserved against in the Unaudited Financial Statements that could materially and adversely affect the financial condition of the Company. Since the date of the Unaudited Financial Statements, (i) there has been no Material Adverse Change (as defined below) in the business, assets, liabilities, condition (financial or otherwise) or operations of the Company or its predecessor except for changes in the ordinary course of business which, individually or in the aggregate, have not been materially adverse and (ii) none of the business, financial condition, operations, property or affairs of the Company has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against. "Material Adverse Change" means any change in, or effect on, the business, conditions, affairs or operations of the Company (including all subsidiaries, if any) or in any of its properties or assets, or any material impairment of the right or ability of the Company (including all subsidiaries, if any) to carry on its business as now conducted or as currently proposed to be conducted in the future (the "Business") (x) that is, or is reasonably likely to be, materially adverse to the results of the operations or the financial condition of the Company (or any subsidiary) or the Business or (y) that requires or is reasonably likely to require the expenditure of Twenty Five Thousand Dollars ($25,000) or more, individually or in the aggregate.

          3.7  Events Subsequent to the Date of the Financial Statements.
               ---------------------------------------------------------
Except as disclosed on the Disclosure Schedule, since July 31, 1999, the Company has not (i) issued any capital interest, stock, bond or other security, including stock options or warrants; (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except (A) liabilities under contracts entered into in the ordinary course of business, (B) travel, meal and similar reimbursement obligations created in the ordinary course of business (C) none of which, individually or in the aggregate, exceed Ten Thousand Dollars ($10,000) and other than liabilities created in the ordinary course of business; (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Unaudited Financial Statements and current liabilities incurred since July 31, 1999, in the ordinary course of business; (iv) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock, capital interest or other securities; (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable or mechanics' or materialmen's or similar inchoate liens relating to amounts not yet due and payable; (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, except in the ordinary course of business; (vii) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, except pursuant to license or other agreements entered into in the ordinary course of business; (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business; (ix) made any change in officer compensation other than in the ordinary course of business; (x) made any material change in the manner of business or operations of the Company; (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby; or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

          3.8  Litigation.  There is no litigation or governmental proceeding
               ----------
pending or, to the best knowledge of the Company, threatened against the Company or affecting any of the Company's properties or assets, or against any officer, key employee or stockholder of the Company in his capacity as such, nor, to the best knowledge of the Company, has there occurred any event that questions the validity of this Agreement and the Related Agreements or any action taken or to be taken in connection herewith, including in each case, without limitation, actions pending or, to the best knowledge of the Company, threatened, involving the prior employment of any of the Company's employees, the use in connection with the Business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. There is no governmental investigation pending or, to the best knowledge of the Company, threatened against the Company or its predecessor or affecting any of the Company's properties or assets, or against any officer, key employee or shareholder of the Company or its predecessor in his capacity as such. Neither the Company, nor, to the best of its knowledge, any officer, key employee or stockholder of the Company, in his capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency which may materially and adversely affect the Business or assets of the Company. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.9   Compliance with Laws and Other Instruments.  The Company is, as
                ------------------------------------------
of the Closing Date, in compliance with all of the provisions of this Agreement and of its Restated Certificate and in all material respects with the provisions of (i) each judgment, decree and judicial order by which it is bound or to which it or any of its properties are subject and, to its knowledge, each statute, rule or regulation applicable to the Company and (ii) each mortgage, indenture, lease, license, other agreement or instrument by which it is bound or to which it or any of its properties are subject. Neither the execution, delivery or performance of this Agreement and the Related Agreements, nor the offer, issuance, sale or delivery of the Preferred Shares in accordance with the provisions of this Agreement and the Restated Certificate, with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance in any material respect upon any asset of the Company pursuant to any provision of the Company's Restated Certificate, or, to the knowledge of the Company, any statute, rule or regulation applicable to the Company, or any judgment, decree, judicial order, mortgage, indenture, lease, license or other agreement or instrument by which the Company is bound or to which the Company or any of its properties are subject, or, to the best knowledge of the Company, will cause the Company to lose the benefit of any material right or privilege it currently enjoys or cause any person who is expected to normally do business with the Company to discontinue to do so on substantially the same basis.

          3.10  Taxes.  The Company has filed all tax returns (including
                -----
statements of estimated taxes owed) required to be filed within the applicable periods for such filings and has paid all taxes required to be paid (other than those contested in good faith for which adequate reserves have been established), and has established adequate reserves (net of estimated tax payments already made) for the payment of all taxes payable in respect of the period subsequent to the last periods covered by such returns. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has not received notice of any proposed liability for any tax to be imposed upon the properties or assets of the Company. No deficiencies for any tax are currently assessed against the Company, and no tax returns of the Company have ever been audited, and, to the actual knowledge of the Company, there is no such audit pending or threatened. There is no tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of the Company or its predecessor, except such liens for taxes not yet due and payable as may accrue in the ordinary course of business and for which the Company has established reasonable reserves and as would not, in any case, constitute a Material Adverse

Change. For the purposes of this Agreement, the term "tax" shall include all federal, state and local taxes, including income, franchise, property, sales, withholding, payroll and employment taxes.

          3.11  Real Property.
                -------------

          The Company uses certain office space leased by Information Management Associates, Inc., a Connecticut corporation ("IMA") pursuant to the Space Sharing Agreement, by and between the Company and IMA, dated as of May 25, 1999 (the "Space Sharing Agreement"). The Company neither owns nor leases any other real property. A copy of the Space Sharing Agreement has been provided to special counsel to the purchasers.

          3.12  Personal Property.  Except for property sold or otherwise
                -----------------
disposed of in the ordinary course of business since July 31, 1999, the Company owns free and clear of any liens or encumbrances, all of the personal property reflected as owned by the Company in the balance sheet contained in the Unaudited Financial Statements, and all other material items of personal property acquired by the Company through the date hereof except for (i) those set forth on Schedule 3.12, (ii) liens for current taxes not yet due and payable; and (iii) such liens or imperfections of title as do not severally or in the aggregate, materially detract from the value of such property. All material items of such personal property are in good operating condition, normal wear and tear excepted.

          3.13  Patents, Trademarks, etc.
                -------------------------

                (a) Set forth on Schedule 3.13 is a list of all patents, patent
                                 -------------
rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and registered copyrights, and all applications for such that are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, except licenses to commercially available software legally in the possession of the Company and having a purchase price of less than $2,000 per copy. The Company owns and possesses sufficient right, title and interest in and to, or has obtained licenses to use, all software, software tools, works of authorship, copyrights, know-how, trade secrets and registered trade names (and, to the best knowledge of the Company, owns and possesses sufficient right, title and interest in and to, or has obtained licenses to use, all patentable inventions and common law tradenames) used in or necessary for the conduct of its Business, free and clear of all liabilities, charges, liens, pledges, mortgages, restrictions, adverse claims, security interests, rights of others and encumbrances (including, without limitation, distribution rights) (all of which are referred to as "Proprietary Rights"), except, in each case, where such failure would not constitute a Material Adverse Change. The foregoing representation as it relates to Third Party Technology (as defined herein) is limited to the Company's interest pursuant to the Third Party Licenses (as defined herein), all of which are, to the best knowledge of the Company, valid and enforceable and in full force and effect and which grant the Company such rights to Third Party Technology as are employed in or necessary to the Business. Schedule 3.13 contains (i) an
                                           -------------
accurate and complete description of all registered and unregistered trademarks and trade names owned or licensed to the Business, and a list of all licenses and other agreements relating thereto and (ii) a list of all licenses and other agreements with third parties (the "Third Party Licenses") relating to any software, copyrights, works of authorship, technology, know-how or processes that the Company is licensed or otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed by the Company, except licenses to commercially available software legally in the possession of the Company and having a purchase price of less than $2,000 per copy (such software, technology, know-how and processes are collectively referred to as the "Third Party Technology"). All of the copyrights in any of the Company's Products (including but not limited to any works distributed with such products) used by the Company in connection with the Business are owned by the Company, or licensed to the Company, and are in full force and effect, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. No claims have been asserted against the Company, and to the best knowledge of the Company (actual knowledge in the case of common law trademarks and tradenames and patents), there are no claims that are reasonably likely to be asserted against the Company or that have been asserted against others by any person challenging the Company's use or distribution of any trademarks, tradenames, copyrights, works of authorship, trade secrets, software, technology, know-how or processes utilized by the Company (including, without limitation, the Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including, without limitation, the Third Party Licenses). The use of any trademarks, tradenames, copyrights, works of authorship, software, technology, know-how or processes by the Company in its Business does not infringe on the rights of, constitute misappropriation of, or in any way involve unfair competition with respect to, any proprietary information or intangible property right of any third person or entity, including, without limitation, any patent, trade secret, copyright, trademark or tradename in a manner that would have a Material Adverse Change, either individually or in the aggregate; provided,
                                                                  --------
however, that such representation is made only to the Company's actual knowledge
-------
with respect to common law trademarks and tradenames, technology, patent or similar intangible property right where infringement is possible without wrongful taking and where no readily accessible and exhaustive search process would serve to have warned the Company.

                (b) To the best knowledge of the Company, all designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporated in any of the Company's Proprietary Rights (the "Company Components") constitute original creations of and were written, developed and created solely and exclusively by employees of IMA without the assistance of any third party or entity or were created by, or with the assistance of, third parties who assigned ownership of or licensed their rights to the Company in valid and enforceable agreements. The Company has at all times used its best efforts to treat its trade secrets as confidential and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release into the public domain.

                (c) To the best knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, confidentiality agreement or any other contract or agreement relating to the relationship of any such employee with the Company or, to the best knowledge of the Company, any other party because of the nature of the Business.

          3.14  Agreements of Directors, Officers and Employees.  To the best
                -----------------------------------------------
knowledge of the

Company, no director, officer or employee of or consultant to the Company is in violation of any restrictive covenants contained in any employment contract, non-competition agreement, non-disclosure agreement, patent disclosure or assignment agreement or other contract or agreement relating to the right of any such director, officer, employee or consultant to be employed or engaged by the Company because of the nature of the Business, or relating to the use of trade secrets or proprietary information of others.

          3.15  Governmental Approvals.  The Company has all the permits,
                ----------------------
licenses, orders, franchises and other rights and privileges of all federal, state, local or foreign governmental or regulatory bodies necessary for the Company to conduct its business as presently conducted, except, in each case, where such failure would not constitute a Material Adverse Change. All such permits, licenses, orders, franchises and other rights and privileges are in full force and effect except, in each case, where such failure would not constitute a Material Adverse Change and, to the best knowledge of the Company, no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders, franchises or other rights and privileges will be materially adversely affected by the Closing.

          3.16  Contracts and Commitments.  All contracts, obligations or
                -------------------------
commitments to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of Five Thousand Dollars ($5,000) and all agreements between the Company and its officers, directors, consultants and employees are set forth on the list attached hereto as Schedule
                                                                       --------
3.16 (the "Contracts"), copies of which have been delivered to special counsel
----
to the Purchasers. All of the Contracts are valid and binding obligations of the Company and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors, (ii) rules of law governing specific performance, injunctive relief or other equitable remedies (whether considered in a proceeding at law or in equity) or (iii) indemnification provisions to the extent limited by statutes, judicial decisions or public policy considerations. The Company is not in material default under any of such Contracts. To the best knowledge of the Company, no other party to any of the Contracts is in material default thereunder.

          3.17  Securities Act.  The Company has complied and will comply with
                --------------
all applicable federal or state securities laws in connection with the issuance and sale of the Preferred Shares, and, in reliance on the representations and warranties of the Purchasers in Section 4 hereof, the Company hereby asserts that (i) the offer, sale and issuance of the Preferred Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), or the qualification or registration requirements of the Law or other applicable blue sky laws and (ii) neither the Company nor, to the best knowledge of the Company, anyone acting on its behalf has offered any of the Preferred Shares, or similar securities, or solicited any offers to purchase any of such securities, in such a manner as to bring the issuance and sale of the Preferred Shares under the registration provisions of the Act.

          3.18  Registration Rights.  The Company has not granted or agreed to
                -------------------
grant any rights
relating to registration of its capital stock under the Act or state securities laws other than those contained in this Agreement and the Related Agreements.

          3.19  Insurance Coverage.  Schedule 3.19 to the Disclosure Schedule
                ------------------   -------------
contains an accurate summary of the insurance policies currently maintained by IMA under which the Company is covered. There are currently no claims in excess of Ten Thousand Dollars ($10,000) in the aggregate pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums due and payable with respect to the policies maintained by the Company have been paid to date.

          3.20  Employee Matters.  Except as set forth in Schedule 3.20 hereof,
                ----------------                          -------------
the Company does not have in effect, and its assets are not subject to, any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. The Company is in compliance, in all material respects, with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. Each officer, employee and consultant of the Company has executed the Company's standard form Inventions and Proprietary Information Agreement, the form of which is attached hereto as Exhibit C. Management, employees and consultants are subject to non-disclosure
---------
and employee secrecy agreements, as appropriate, with the Company. Except as set forth in Schedule 3.20 hereof, the Company is not aware that any officer,
             -------------
director or employee of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material way with the use of his or her best efforts to promote the interests of the Company, conflict with the Business or prevent any such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the Company's business as proposed, will, to the Company's best knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Furthermore, the Company does not believe that it will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment by the Company except in cases where obtaining a license to do such is expected to be routine and license fees are not material to the Business.

          3.21  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties are bound by or subject to) any contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could constitute a Material Adverse Change, nor is the Company aware of any labor organization activity involving its employees.
Except as disclosed on the Disclosure Schedule, the Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or its employment with the Company, nor does the Company have a current intention to terminate the employment of any of the foregoing.
Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the

Company.

          3.22  No Brokers or Finders.  No person has or will have, as a result
                ---------------------
of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.

          3.23  Transactions with Affiliates.  Except as disclosed on the
                ----------------------------
Disclosure Schedule, there are no loans, leases or other continuing transactions involving more than $5,000 (in the aggregate) annually between the Company, any officer or director of the Company or any person owning five percent (5%) or more of the voting power of the Company on the one hand and any respective family member or affiliate of such officer, director or stockholder on the other hand.

          3.24  Assumptions, Guarantees, Etc. of Indebtedness of Other Persons.
                --------------------------------------------------------------
The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness of any other person, except guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          3.25  Disclosures.  Neither this Agreement, any Schedule or Exhibit to
                -----------
this Agreement, the Related Agreements, or the Unaudited Financial Statements contains any untrue statement of material fact or, when taken as a whole, omits to state any material fact necessary to make the statements contained herein or therein not misleading.

          3.26  Year 2000 Compatibility.  All of the Company's products
                -----------------------
(including products currently under development) that are intended to do so, actually record, store, process and calculate and present calendar dates falling on and after January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively, "Year 2000 Compliant"). All of the Company's material products will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. All of the Company's internal computer systems, including, without limitation, its accounting systems, are Year 2000 Compliant.

     4.   Representations and Warranties of Purchasers and Restrictions on
          ----------------------------------------------------------------
Transfer Imposed by the Securities Act.
--------------------------------------

          4.1  Representations and Warranties by the Purchasers.  Each of the
               ------------------------------------------------
Purchasers, severally and not jointly, represents and warrants to the Company as follows:

               (a)  Investment Intent.  This Agreement is made with each
                    -----------------
Purchaser in reliance upon such Purchaser's representations to the Company, evidenced by such Purchaser's execution of this Agreement, that such Purchaser is acquiring the Preferred Shares and the Common Stock issuable upon conversion of the Preferred Shares (collectively the "Securities") for investment for such Purchaser's own account and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act and the Law (or other applicable blue sky laws). Each Purchaser has the full right, power and authority to enter into and perform this Agreement and the Related Agreements, and this Agreement and the Related Agreements constitute valid and binding obligations upon it enforceable in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors, (ii) rules of law governing specific performance, injunctive relief or other equitable remedies (whether considered in a proceeding at law or in equity) or (iii) indemnification provisions to the extent limited by statutes, judicial decisions or public policy considerations.

               (b)  Shares Not Registered.  Each Purchaser understands and
                    ---------------------
acknowledges that the offering of the Preferred Shares pursuant to this Agreement will not be registered under the Act or qualified under the Law (or other applicable blue sky laws) on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to the applicable provisions of the Law (and the relevant provisions of other applicable blue sky laws), and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. Each Purchaser acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Act and qualified under the Law (or other applicable blue sky laws) or an exemption from such registration and such qualification is available.

               (c)  No Transfer.  Each Purchaser covenants that in no event will
                    -----------
it dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Act and
(y) appropriate action necessary for compliance with the Act, the Law and any other applicable state, local or foreign law has been taken.

               (d)  Permitted Transfers.  Notwithstanding the provisions of
                    -------------------
subsection (b) above, no registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser, if it is a partnership, to an affiliate or a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof, or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement and the Related Agreements to the same extent as if he were an original Purchaser hereunder provided that the Company shall receive written notice of such transfer within thirty (30) days of its completion, and provided further that such transferee executes and delivers all documentation necessary to establish that such transaction is not a "sale" within the meaning of the Act. Specifically the Company hereby acknowledges and agrees that @Ventures may transfer any portion of its Series A Preferred Shares, or any Common Stock issued upon conversion thereof, to any of its related funds or entities so long as the @Ventures funds or entities to which shares are transferred shall agree in writing to be subject to the terms hereof to the same extent as if it were an original Purchaser. This paragraph is subject to the Rights Agreement of even date herewith.

               (e)  Knowledge and Experience.  Each Purchaser (i) has such
                    ------------------------
knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Purchaser's prospective investment in the Securities, (ii) has the ability to bear the economic risks of such Purchaser's prospective investment, (iii) has been furnished with and has had access to such information as such Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied,
(iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

               (f)  Accredited Investor.  Each Purchaser is an "accredited
                    -------------------
investor" within the meaning of Rule 501 promulgated by the Securities and Exchange Commission ("SEC") under the Act.

               (g)  Authorization.  All action on the part of each of the
                    -------------
Purchaser's partners, board of directors, and shareholders, as applicable, necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements by each Purchaser, the purchase of and payment for the Preferred Shares and the performance of all of each Purchaser's obligations hereunder and under the Related Agreements has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered by each Purchaser, shall constitute valid and binding obligations of the Purchasers, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the
                                               --------  -------
Purchaser makes no representation as to the enforceability of the indemnification provisions contained in the Rights Agreement.

               (h)  Holding Requirements.  Each Purchaser understands that if
                    --------------------
the Company does not (i) register its Common Stock with the SEC pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"),
(ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-11 thereunder or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Act covering the Securities) under the Securities Act in effect when it desires to sell the Securities, such Purchaser may be required to hold the Securities for an indeterminate period. Each Purchaser also understands that any sale of the Securities that might be made by such Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          4.2  Legends.  Each certificate representing the Securities shall be
               -------
endorsed with the following legends:

               (a)  Federal Legend.  THE SECURITIES REPRESENTED BY THIS
                    --------------

CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

               (b)  Other Legends.  Any other legends required by the Law or
                    -------------
other applicable state blue sky laws. The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

          4.3  Removal of Legend and Transfer Restrictions.  Any legend endorsed
               -------------------------------------------
on a certificate pursuant to subsection 4.2 and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, the holder of the Securities provides the Company with an opinion of counsel for such holder, reasonably satisfactory to the Company, to the effect that (i) such holder meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

          4.4  Rule 144.  Each Purchaser is aware of the adoption of Rule 144 by
               --------
the SEC promulgated under the Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Each Purchaser understands that under Rule 144, the conditions include, among other things, the availability of certain current public information about the issuer and the resale occurring not less than one
(1) year after the party has purchased and paid for the securities to be sold.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Each Purchaser's Obligations at the Closing.  The
               ---------------------------------------------------------
obligation of each Purchaser to purchase the Preferred Shares at the Closing is subject to the fulfillment to each Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in accordance with the provisions of Section 7.3 hereof.

               (a)  Representations and Warranties Correct, Performance of
                    ------------------------------------------------------
Obligations. The representations and warranties made by the Company in Section 3 hereof, when read together with Exhibit B, shall be true and correct when
                                  ---------
made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company's Business and assets shall not have been subject to any Material Adverse Change prior to the

Closing Date.

          (b) Consents and Waivers.  The Company shall have obtained in a timely
              --------------------
fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

          Board of Directors; Board Committees. The Board of Directors shall be
          ------------------------------------
set at five (5) members and shall initially consist of Gary R. Martino, Albert
R. Subbloie, Jr., Eric Jeck, Brad Garlinghouse and a director to be identified after the Closing. The Compensation Committee of the Board of Directors shall consist of Albert R. Subbloie, Brad Garlinghouse and a non-management director. The Audit Committee of the Board of Directors shall consist of Brad Garlinghouse and two other non-management directors.

          No Material Adverse Change. The business, properties, assets or
          --------------------------
condition (financial or otherwise) of the Company shall not have been materially adversely affected since the date of this Agreement, whether by fire, casualty, act of God or otherwise, and there shall have been no other changes in the Business of the Company that would have a Material Adverse Change.

          Filing of the Restated Certificate. The Restated Certificate shall
          ----------------------------------
have been filed with the Secretary of State of the State of Connecticut.

          Rights Agreement. The Company and each Purchaser shall have executed
          ----------------
the Rights Agreement attached hereto as Exhibit D.
                                        ---------

          Right of First Refusal Agreement. The Company, each Purchaser and IMA
          --------------------------------
(as defined in the Right of First Refusal Agreement) shall have executed the Right of First Refusal Agreement attached hereto as Exhibit E.
                                                    ---------

          Compliance Certificate. The Company shall have delivered a
          ----------------------
Certificate, executed by the President of the Company and dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections
(a) and (b) of this Section 5.1.

          Opinion of Counsel. The Purchasers shall have received an opinion from
          ------------------
LeBoef, Lamb, Greene & MacRae, L.L.P., the Company's counsel, in substantially the form attached hereto as Exhibit F.
                            ---------

          Proprietary Information and Inventions Agreement. Each officer,
          ------------------------------------------------
employee and consultant of the Company and Subsidiaries shall have executed the Company's standard Proprietary Information and Inventions Agreement.

          Option Reserve. The Company shall have reserved an aggregate of
          --------------
1,555,000 shares of Common Stock for issuance upon the exercise of options granted under the Company's 1999 Stock Option Plan.

          IMA Warrant. At the Closing, IMA, a Connecticut corporation ("IMA"),
          -----------
shall have issued to the Purchasers listed on schedule 5.1(l) warrants for an aggregate amount of five percent (5%) of IMA's capital stock on a fully diluted basis. The warrant shall have an exercise price of $4.00 per share and shall be in form attached hereto as Exhibit G.
          ---------

               Option for IMA Shares.  At the Closing, IMA shall have issued an
               ---------------------
option to the Purchasers pursuant to which the Purchasers may acquire an aggregate of __________ shares of IMA Common Stock at a purchase price of $6.20 per share provided that the Purchasers shall simultaneously redeem all of their Series A Shares for a redemption price equal to the liquidation value thereof. A form of the option, which may be exercised any time prior to August 12, 2002 is attached hereto as Exhibit H.
                      ---------

          Conditions to Obligations of the Company at the Closing. The Company's
          -------------------------------------------------------
obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived in accordance with the provisions of Section 7.3 hereof:

               (a)  Representations and Warranties Correct. The representations
                    --------------------------------------
and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

               (b)  Conditions Fulfilled. The conditions set forth in
                    --------------------
subsections (b), (d), (e), (f), (g), (j) and (k) of Section 5.1 shall have been fulfilled.

               (c)  Consents, Permits, and Waivers. The Company shall have
                    ------------------------------
obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

               (d)  Payment of Purchase Price. Purchasers shall have delivered
                    -------------------------
the Purchase Price to the Company as provided for in Section 2.2 of this Agreement.

          Post Closing Obligations of the Company. Within sixty (60) days of the
          ---------------------------------------
Closing the Company covenants to use its best efforts to obtain the consent of its Board of Directors and its shareholders to reincorporate the Company to the State of Delaware and to effectuate such reincorporation.

     6.   Termination.
          -----------

          6.1  Termination by Mutual Written Consent.  This Agreement may be
               -------------------------------------
terminated, and the transactions contemplated hereby abandoned, at any time prior to the Closing by the written agreement of the Company and the Purchasers.

          6.2  Termination for Breach.  This Agreement may be terminated and the
               ----------------------
transactions contemplated hereby may be abandoned at any time before the Closing (or any date to which the Closing may have been extended by the written agreement of the parties obligated to perform on such Closing) by any party obligated to perform on the Closing if the conditions for its benefit set forth in Sections 5.1 and 5.2, as the case may be, have not been satisfied on or prior to the

Closing and if the conditions for the benefit of the other parties have been satisfied or waived, and if such performing party shall have given written notice of termination to the non-performing party.

          6.3  Termination for Delay.  Unless earlier terminated in accordance
               ---------------------
with Section 6.1 or 6.2, this Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company or the Purchasers if the Closing does not occur by August 18, 1999; provided, however, that the right to
                                           --------  -------
terminate this Agreement under this Section 6.3 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

          6.4  Rights After Termination.  Upon termination of this Agreement
               ------------------------
under this Section 6, the parties shall be released from all obligations arising hereunder, except as to any liability for misrepresentations, breach or default in connection with any warranty, representation, covenant, duty or obligation given, occurring or arising prior to the date of termination if the non-breaching party has detrimentally relied thereon.

     7.   Miscellaneous.
          -------------

          7.1  Survival of Representations.  The representations, warranties,
               ---------------------------
covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the closing of the transaction contemplated hereby.

          7.2  Parties in Interest.  Except as otherwise set forth herein, all
               -------------------
covenants, agreements, representations, warranties and undertakings contained in this Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any of the Preferred Shares). The parties agree to maintain in confidence the terms of the purchase of the Preferred Shares hereunder, except that (i) the Purchaser may disclose such terms to its existing investors in the ordinary course, (ii) the Company may disclose such terms to its shareholders in the ordinary course, and (iii) the Purchasers and the Company may disclose the general terms of the transactions contemplated hereby (parties, valuation, money received, general structure, etc.) to potential employees, vendors, business partners, customers, and business press and (iv) IMA may make any disclosures that in its judgment are required by applicable securities laws.

          7.3  Amendments and Waivers.  Amendments or additions to this
               ----------------------
Agreement may be made, agreements with any decision of the Company may be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of the Company and the holders of a majority of the Preferred Shares (or Common Stock issued upon conversion of the Preferred Shares). Prompt notice of any such amendment or waiver shall be given to any person who did not consent thereto. This Agreement (including the Schedules and Exhibits annexed hereto, which are an integral part of this Agreement) constitutes the full and complete agreement of the parties with respect to the subject matter hereof.

          7.4  Notices.  All notices, requests, consents, reports and demands
               -------
shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, to the Company or to the Purchasers at the address set forth below each party's signature to this Agreement or to such other address as may be furnished in writing to the other parties hereto.

          7.5  Expenses.  Each party hereto will pay its own expenses in
               --------
connection with the transactions contemplated hereby; provided, however, that if
                                                      --------  -------
and only if the acquisition of the Preferred Shares is consummated, the Company shall pay all reasonable costs and expenses of the Purchasers in connection with the investigation, preparation, execution and delivery of this Agreement (and due diligence related thereto) and the other instruments and documents to be delivered hereunder and the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of special counsel to the Purchasers, not to exceed $30,000 in the aggregate for all such costs and expenses.

          7.6  Counterparts.  This Agreement and any Exhibit hereto may be
               ------------
executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any Exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

          7.7  Effect of Headings.  The article and section headings herein are
               ------------------
for convenience only and shall not affect the construction hereof.

          7.8  Adjustments.  All provisions of this Agreement shall be
               -----------
automatically adjusted to reflect any split of capital interests (in the nature of a stock split), distribution of additional capital interests to the existing holders of capital interests (in the nature of a stock dividend) or other such form of recapitalization.

          7.9  Governing Law.  This Agreement shall be deemed a contract made
               -------------
under the laws of Connecticut and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of Connecticut.

          7.10 Entire Agreement.  This Agreement and the other documents
               ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

          7.11 Severability.  In case any provision of this Agreement shall be
               ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.


                                 buyingedge.com inc.
                                 a Connecticut corporation


                                 By:
                                     Gary R. Martino, Chief Executive Officer

                                 Address:   One Corporate Drive, Suite 400
                                            Shelton, CT 06484

         Signature Page to Series A Preferred Stock Purchase Agreement

                                   PURCHASERS:
                                   ----------

                                   CMG@VENTURES III, LLC

                                   By:

                                   Name:  Andy Hajducky

                                   Title: General Partner

                                   Address:  100 Brickstone Square, 5th Floor
                                             Andover, MA 01810


                                   @VENTURES III, L.P.

                                   By:

                                   Name:  Brad Garlinghouse

                                   Title: General Partner

                                   Address:  3000 Alpine Road
                                             Menlo Park, CA 94028


                                   @VENTURES INVESTORS, LLC

                                   By:

                                   Name:  Andy Hajducky

                                   Title:  General Partner

                                   Address:  100 Brickstone Square, 5th Floor
                                             Andover, MA 01810

         Signature Page to Series A Preferred Stock Purchase Agreement

                                   Wand Equity Portfolio Fund II L.P.

                                   By:

                                   Name:_____________

                                   Title:____________

                                   Address:  c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111


                                   Wand Affiliates Fund L.P.

                                   By:

                                   Name:_____________

                                   Title:____________

                                   Address:  c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111


                                   Madrona Investment Group L.L.C.

                                   By:

                                   Name:_____________

                                   Title:____________

                                   Address:  1000 Second Avenue
                                             Suite 3700
                                             Seattle, WA 98104

                                   Amicus Web

                                   By:

                                   Name:_____________

                                   Title:____________

        Signature Page to Series A Preferred Stock Purchase Agreement

                                   Address:  188 The Embarcadero, Third Floor
                                             San Francisco, CA 94105

         Signature Page to Series A Preferred Stock Purchase Agreement

                                   EXHIBIT A
                                   ---------

               Amended and Restated Certificate of Incorporation
                            of buyingedge.com inc.

                                   EXHIBIT B
                                   ---------

                    buyingedge.com inc. Disclosure Schedule

                                   EXHIBIT C
                                   ---------

 Form of buyingedge.com inc. Agreement Regarding Confidentiality & Proprietary
                                  Information

                                   EXHIBIT D
                                   ---------

                               Rights Agreement

                                   EXHIBIT E
                                   ---------

                       Right of First Refusal Agreement

                                   EXHIBIT F
                                   ---------

                          Opinion of Company Counsel

                                   EXHIBIT G
                                   ---------

                                Form of Warrant

                                 Schedule 1.2
                                 ------------

                            Schedule of Purchasers

-------------------------------------------------------------------------------
                                    No. of Series A
            Name                    Preferred Shares   Aggregate Purchase Price
-------------------------------------------------------------------------------
CMG@Ventures III, LLC                     799,176       $ 1,502,450.88
-------------------------------------------------------------------------------
@Ventures III, L.P.                     3,136,463       $ 5,896,550.44
-------------------------------------------------------------------------------
@Ventures Investors, LLC                   80,319       $   150,999.72
-------------------------------------------------------------------------------
Wand Equity Portfolio Fund II L.P.        531,915       $ 1,000,000.20
-------------------------------------------------------------------------------
Wand Affiliates Fund L.P.                 531,915       $ 1,000,000.20
-------------------------------------------------------------------------------
Madrona Investment Group L.L.C.           106,383       $   200,000.04
-------------------------------------------------------------------------------
Amicus Capital, LLC                       132,979       $   250,000.52
-------------------------------------------------------------------------------
TOTALS                                                  $10,000,002.00
-------------------------------------------------------------------------------

                                 Schedule 3.6
                                 ------------

            Unaudited Financial Statements for buyingedge.com inc.

                                 Schedule 3.11
                                 -------------

                     Real Property of buyingedge.com inc.

                                 Schedule 3.13
                                 -------------

                 Intellectual Property of buyingedge.com inc.

                                 Schedule 3.16
                                 -------------

               Contracts and Commitments of buyingedge.com inc.

                                 Schedule 3.19
                                 -------------

                    buyingedge.com inc. Insurance Policies

                                 Schedule 3.20
                                 -------------

                     buyingedge.com inc. Employee Matters

                                Schedule 5.1(l)
                                ---------------

------------------------------------------------------------------------------
      Purchasers                         Warrant Shares         Option Shares
------------------------------------------------------------------------------
CMG@Ventures III, LLC                        93,311                242,331
------------------------------------------------------------------------------
@Ventures III, L.P.                         366,209                951,056
------------------------------------------------------------------------------
@Ventures Investors, LLC                      9,378                 24,355
------------------------------------------------------------------------------
Wand Equity Portfolio Fund II L.P.           62,106                161,290
------------------------------------------------------------------------------
Wand Affiliates Fund L.P.                    62,106                161,290
------------------------------------------------------------------------------
Madrona Investment Group L.L.C.              12,421                 32,258
------------------------------------------------------------------------------
Amicus Capital, LLC                          15,526                 40,323
------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                  (continued)

                                                                                  Page
                                                                                  ----
1.   Authorization and Sale of the Shares                                            1
     1.1   Authorization; Filing of Restated Articles of Incorporation               1
     1.2   Sale and Issuance of the Preferred Shares                                 1

2.   Closing; Delivery                                                               1
     2.1   Closing Date                                                              1
     2.2   Delivery                                                                  1
     2.3   Use of Proceeds                                                           1

3.   Representations and Warranties of the Company                                   2
     3.1   Organization, Good Standing and Power                                     2
     3.2   Authorization                                                             2
     3.3   Government Approvals                                                      2
     3.4   Capitalization                                                            2
     3.5   Subsidiaries                                                              3
     3.6   Financial Information                                                     3
     3.7   Events Subsequent to the Date of the Financial Statements                 4
     3.8   Litigation                                                                4
     3.9   Compliance with Laws and Other Instruments                                5
     3.10  Taxes                                                                     5
     3.11  Real Property                                                             6
     3.12  Personal Property                                                         6
     3.13  Patents, Trademarks, etc                                                  6
     3.14  Agreements of Directors, Officers and Employees                           7
     3.15  Governmental Approvals                                                    8
     3.16  Contracts and Commitments                                                 8
     3.17  Securities Act                                                            8
     3.18  Registration Rights                                                       8
     3.19  Insurance Coverage                                                        8
     3.20  Employee Matters                                                          9
     3.21  Labor Agreements and Actions                                              9
     3.22  No Brokers or Finders                                                     9
     3.23  Transactions with Affiliates                                             10
     3.24  Assumptions, Guarantees, Etc. of Indebtedness of Other Persons           10
     3.25  Disclosures                                                              10
     3.26  Year 2000 Compatibility                                                  10

4.   Representations and Warranties of Purchasers and Restrictions on
     Transfer Imposed by the Securities Act                                         10
     4.1   Representations and Warranties by the Purchasers                         10
     4.2   Legends                                                                  12
     4.3   Removal of Legend and Transfer Restrictions                              13

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                               TABLE OF CONTENTS
                                  (continued)

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     4.4   Rule 144                                                      13

5.   Conditions to Closing                                               13
     5.1   Conditions to Each Purchaser's Obligations at the Closing     13
     5.2   Conditions to Obligations of the Company at the Closing       15

6.   Termination                                                         15
     6.1   Termination by Mutual Written Consent                         15
     6.2   Termination for Breach                                        15
     6.3   Termination for Delay                                         15
     6.4   Rights After Termination                                      16

7.   Miscellaneous                                                       16
     7.1   Survival of Representations                                   16
     7.2   Parties in Interest                                           16
     7.3   Amendments and Waivers                                        16
     7.4   Notices                                                       16
     7.5   Expenses                                                      16
     7.6   Counterparts                                                  17
     7.7   Effect of Headings                                            17
     7.8   Adjustments                                                   17
     7.9   Governing Law                                                 17
     7.10  Entire Agreement                                              17
     7.11  Severability                                                  17
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